Exhibit 10.1

PLAYERS NETWORK

RESTRICTED STOCK AWARD AGREEMENT

WHEREAS, Peter Heumiller (the “Participant”) is an employee of the Company, and the Participant’s continued service to the Company is considered to be in the best interests of the Company;

WHEREAS, the Participant and the Company have entered into an employment agreement dated March 1, 2011 (the “Employment Agreement”); and

WHEREAS, in order to give the Participant an opportunity to acquire an equity interest in the Company, as an incentive for the Participant to continue providing services to the Company, to increase the Participant’s interest in the Company’s welfare, and to improve the operations and increase the profits of the Company, the Company has granted to the Participant an award of shares of the Company’s Common Stock subject to the terms and conditions of this Agreement.

NOW, THEREFORE, the parties agree as follows:

1.         Grant of Restricted Stock. The Company hereby grants to the Participant One Million Two Hundred Thousand (1,200,000) shares of the Company’s Common Stock (the “Shares”) subject to the terms and conditions of this Agreement.

2.         Payment; Tax Withholding. No cash payment is required for the Shares granted by this Agreement, although the Participant will be required to tender payment in a form of consideration acceptable to the Company for the amount of any withholding taxes due, including but not limited to those due as a result of the Award or vesting of the Shares granted hereby.  The Company has the right to retain without notice from the Shares or from salary or other amounts payable to the Participant, shares or cash having a value sufficient to satisfy the tax withholding obligation and the Participant hereby authorizes such withholding. Unless and until the tax withholding obligations of the Company, if any, are satisfied, the Company shall have no obligation to release the Shares from any vesting or other restrictions provided for herein, notwithstanding the vesting schedule set forth in Section 3 of this Agreement.

3.         Vesting Schedule. The Shares awarded by this Agreement will vest in the Participant according to the vesting schedule set forth below. Except as otherwise expressly provided herein or in the Employment Agreement, if the Participant’s continued service with the Company under the Employment Agreement, Director or Consultant terminates for any or no reason prior to the vesting of any number of Shares, then the Company without any further action and without any cost shall automatically reacquire any Shares that have not vested as of the date of such termination (“Unvested Shares”) as well as any dividend payments or other distributions to shareholders thereon (“Reacquisition Right”).

Vesting Schedule:  One seventeenth (1/17) of the Shares shall vest on October 31, 2011 and one-seventeenth (1/17) of  the Shares shall vest on the last day of each calendar month thereafter, subject to Participant’s continued service to the Company on such date.

4.         Securities Laws. Upon the vesting of any Shares, the Participant will make or enter into such written representations, warranties and agreements as the Company may reasonably request from time to time in order to comply with applicable securities laws or with this Agreement.

5.         Restriction on Transfer. Except for the transfer of the Shares to the Company or its assignees, as contemplated by this Agreement, or to the Holding Person described in Section 6 of this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until such Shares are released from the Company’s Reacquisition Right in accordance with the provisions of this Agreement. Nothing in this Section 5 is intended to restrict the ability of the Participant to designate a beneficiary of the Shares that are not Unvested Shares in the event of the Participant’s death. The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors, and transferees of the Participant.

6.         Holding of Shares.

(a)       To ensure the availability for delivery of the Participant’s Unvested Shares upon reacquisition by the Company pursuant to the Company’s Reacquisition Right, the Participant shall, upon execution of this Agreement, deliver and deposit with the person designated by the Company as the holding person for the Shares (the “Holding Person”), the Unvested Shares, whether in certificated or uncertificated form as shall be determined by the Company in consultation with the Holding Person, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit A-3. The Unvested Shares and stock assignment shall be held by the Holding Person, until such time as the Shares fully vest or are reacquired by the Company. Shares that are received under your Award are subject to the transfer restrictions set forth in this Agreement, and any transfer restrictions that may be described in the Company’s bylaws or charter in effect at the time of the contemplated transfer.

(b)       The Holding Person, upon written notice from the Company or its assignee of the happening of any event that entitles the Company or its assignee to automatically reacquire some or all of the Shares, shall take all steps necessary to accomplish the transfer of such Shares to the proposed transferee.

(c)       Subject to the terms hereof, the Participant shall have all the rights of a stockholder with respect to the Shares while they are held by the Holding Person, including without limitation, the right to vote the Shares and to receive any cash dividends or other distributions to shareholders declared thereon.

7.         Legends. The share certificate, if any, evidencing the Shares issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REACQUISITION AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

8.         Adjustments for Changes in Capitalization. All references herein to the number of Shares shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement, pursuant to the provisions of Section 18 of the Plan.

9.         Tax Consequences. The Participant has reviewed with the Participant’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant understands that the Participant (and not the Company) shall be responsible for the Participant’s own tax liability that may arise as a result of the transactions contemplated by this Agreement. The Participant understands that the acquisition and vesting of the Shares may have adverse tax consequences to the Participant that may be avoided or mitigated by filing an election under Section 83(b) of the Code. Such election must be filed within 30 days after the date the Shares are granted to the Participant. The form for making this election is attached as Exhibit A-4 hereto.

THE PARTICIPANT ACKNOWLEDGES THAT IT IS THE PARTICIPANT’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF THE PARTICIPANT REQUESTS THAT THE COMPANY OR ITS REPRESENTATIVES MAKE THIS FILING ON THE PARTICIPANT’S BEHALF.

10.       Payments after Death. Any distribution or delivery to be made to the Participant under this Agreement will, if the Participant is then deceased, instead be made to the administrator or executor of the Participant’s estate, or if the Participant has completed a beneficiary designation, to the Participant’s beneficiaries. Any such administrator or executor or beneficiary must furnish the Company with (a) written evidence of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

11.       No Effect on Employment. The Participant’s employment with the Company is on an at-will basis only and is governed by the terms of the Employment Agreement.

12.       Notices. All notices and other communications under this Agreement shall be in writing. Unless and until Participant is notified in writing to the contrary, all notices, communications and documents directed to the Company and related to this Agreement shall be delivered to Players Network, 1771 E. Flamingo Rd., #202A, Las Vegas, NV 89119, Attention: Stock Administration. Unless and until the Company is notified in writing to the contrary, all notices, communications and documents directed to the Participant and related to this Agreement shall be mailed to the Participant’s last known address as shown on the Company’s books. All notices and communications related to this Agreement shall be delivered by hand, mailed by first class mail, postage prepaid, sent by reputable overnight courier. All mailings and deliveries related to this Agreement shall be deemed received when actually received; if by hand delivery, 2 business days after mailing; if by mail, the next business day after being sent by reputable overnight courier.

13.       Arbitration and Equitable Relief.

(a)       Arbitration. IN CONSIDERATION OF EMPLOYEE’S EMPLOYMENT WITH THE COMPANY, ITS PROMISE TO ARBITRATE ALL EMPLOYMENT-RELATED DISPUTES AND EMPLOYEE’S RECEIPT OF THE COMPENSATION, PAY RAISES AND OTHER BENEFITS PAID TO HIM BY THE COMPANY, AT PRESENT AND IN THE FUTURE, EMPLOYEE AGREES THAT ANY AND ALL CONTROVERSIES, CLAIMS, OR DISPUTES WITH ANYONE (INCLUDING THE COMPANY AND ANY EMPLOYEE, OFFICER, DIRECTOR, SHAREHOLDER OR BENEFIT PLAN OF THE COMPANY IN THEIR CAPACITY AS SUCH OR OTHERWISE) ARISING OUT OF, RELATING TO, OR RESULTING FROM EMPLOYEE’S EMPLOYMENT WITH THE COMPANY OR THE TERMINATION OF HIS EMPLOYMENT WITH THE COMPANY, INCLUDING ANY ALLEGED BREACH OF THIS AGREEMENT, SHALL BE SUBJECT TO BINDING ARBITRATION UNDER THE THEN-CURRENT EMPLOYMENT ARBITATION RULES AND MEDIATION PROCEDURES (“ARBITRATION RULES”) OF THE AMERICAN ARBITRATION ASSOCIATION (“AAA”) .  THE DISPUTES THAT EMPLOYEE AGREES TO ARBITRATE, AND THEREBY AGREES TO WAIVE ANY RIGHT TO HAVE THEM TRIED TO A JURY, INCLUDE ANY STATUTORY CLAIMS UNDER STATE OR FEDERAL LAW, INCLUDING, BUT NOT LIMITED TO, CLAIMS UNDER TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, THE AMERICANS WITH DISABILITIES ACT OF 1990, THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, THE OLDER WORKERS BENEFIT PROTECTION ACT, OR ANY CLAIM UNDER NEVADA LAW, CLAIMS OF HARASSMENT, DISCRIMINATION OR WRONGFUL TERMINATION AND ANY STATUTORY CLAIMS.  EMPLOYEE FURTHER UNDERSTANDS THAT THIS AGREEMENT TO ARBITRATE ALSO APPLIES TO ANY DISPUTES THAT THE COMPANY MAY HAVE WITH THE EMPLOYEE.

(b)       Procedure.  EMPLOYEE AGREES THAT THE AAA WILL ADMINISTER ANY ARBITRATION PURSUANT TO THIS AGREEMENT AND THAT A SOLE AND NEUTRAL ARBITRATOR WILL BE SELECTED IN ACCORDANCE WITH THE QUALIFICATION CRITERIA AND RESPONSIBILITIES FOR MEMBERS OF THE AAA PANEL OF EMPLOYMENT ARBITRATORS.  THE LAWS OF NEVADA SHALL GOVERN THE ARBITRATION.  EMPLOYEE AGREES THAT THE ARBITRATOR SHALL HAVE THE POWER TO DECIDE ANY MOTIONS BROUGHT BY ANY PARTY TO THE ARBITRATION, INCLUDING MOTIONS FOR SUMMARY JUDGMENT AND/OR ADJUDICATION AND MOTIONS TO DISMISS AND DEMURRERS, PRIOR TO ANY ARBITRATION HEARING.  EMPLOYEE ALSO AGREES THAT THE ARBITRATOR SHALL HAVE THE POWER TO AWARD ANY REMEDIES, INCLUDING ATTORNEYS' FEES AND COSTS, AVAILABLE UNDER APPLICABLE LAW.  EMPLOYEE UNDERSTANDS THE COMPANY WILL PAY FOR ANY ADMINISTRATIVE OR HEARING FEES CHARGED BY THE ARBITRATOR OR AAA EXCEPT THAT EMPLOYEE SHALL PAY THE FIRST $125.00 OF ANY FILING FEES ASSOCIATED WITH ANY ARBITRATION HE INITIATES.  EMPLOYEE AGREES THAT, EXCEPT AS THIS AGREEMENT PROVIDES, THE ARBITRATOR SHALL ADMINISTER AND CONDUCT ANY ARBITRATION IN ACCORDANCEWITH THE ARBITRATION RULES,.  NOTWITHSTANDING RULE 9 OF THE ARBITRATION RULES, THE PARTIES AGREE THAT, TO ASSURE THAT ANY ARBITRATION PURSUANT TO THIS AGREEMENT IS HANDLED IN THE MOST EXEPDITIOUS MANNER POSSIBLE, DISCOVERY SHALL BE LIMITED CONSISTENT WITH THE NATURE AND SIZE OF THE CLAIMS THAT ARE ARBITRABLE.  IN THIS REGARD, NEITHER PARTY SHALL HAVE THE RIGHT TO TAKE MORE THAN ONE DEPOSITION.  EMPLOYEE AGREES THAT THE DECISION OF THE ARBITRATOR SHALL BE IN WRITING.  THE LOCALE FOR THE ARBITRATION SHALL BE LAS VEGAS, NEVADA.

(c)       Remedy.  EXCEPT AS THE ARBITRATION RULES AND THIS AGREEMENT PROVIDE, THE ARBITRATION SHALL BE THE SOLE, EXCLUSIVE AND FINAL REMEDY FOR ANY DISPUTE BETWEEN EMPLOYEE AND THE COMPANY.  ACCORDINGLY, EXCEPT AS THE ARBITRATION RULES AND THIS AGREEMENT PROVIDE, AND EXCEPT TO THE EXTENT NECESSARY TO CONFIRM ANY ARBITRATION AWARD IN A COURT OF COMPETENT JURISIDICITON,  NEITHER EMPLOYEE NOR THE COMPANY WILL BE PERMITTED TO PURSUE COURT ACTION REGARDING CLAIMS THAT ARE SUBJECT TO ARBITRATION, THE ARBITRATOR WILL NOT HAVE THE AUTHORITY TO DISREGARD OR REFUSE TO ENFORCE ANY LAWFUL COMPANY POLICY, AND THE ARBITRATOR SHALL NOT ORDER OR REQUIRE THE COMPANY TO ADOPT A POLICY THAT APPLICABLE LAW DOES NOT OTHERWISE REQUIRE AND THAT THE COMPANY HAS NOT ADOPTED.

(d)       Availability of Injunctive Relief.  IN ADDITION TO THE RIGHT UNDER THE RULES TO PETITION THE COURT FOR PROVISIONAL RELIEF, EMPLOYEE AGREES THAT ANY PARTY MAY ALSO PETITION THE COURT FOR INJUNCTIVE RELIEF WHERE EITHER PARTY ALLEGES OR CLAIMS A VIOLATION OF THE AGREEMENT BETWEEN EMPLOYEE AND THE COMPANY OR ANY OTHER AGREEMENT REGARDING TRADE SECRETS, CONFIDENTIAL INFORMATION, OR NONSOLICITATION.  EMPLOYEE UNDERSTANDS THAT ANY BREACH OR THREATENED BREACH OF SUCH AN AGREEMENT WILL CAUSE IRREPARABLE INJURY AND THAT MONEY DAMAGES WILL NOT PROVIDE AN ADEQUATE REMEDY THEREFOR AND BOTH PARTIES HEREBY CONSENT TO THE ISSUANCE OF AN INJUNCTION.  IN THE EVENT EITHER PARTY SEEKS INJUNCTIVE RELIEF, THE PREVAILING PARTY SHALL BE ENTITLED TO RECOVER REASONABLE COSTS AND ATTORNEYS FEES.

(e)       Administrative Relief.  EMPLOYEE UNDERSTANDS THAT THIS AGREEMENT DOES NOT PROHIBIT HIM FROM PURSUING AN ADMINISTRATIVE CLAIM WITH A LOCAL, STATE OR FEDERAL ADMINISTRATIVE BODY SUCH AS THE DEPARTMENT OF FAIR EMPLOYMENT AND HOUSING, THE EQUAL EMPLOYMENT OPPORTUNITY COMMISSION OR THE WORKERS' COMPENSATION BOARD.  THIS AGREEMENT DOES, HOWEVER, PRECLUDE EMPLOYEE FROM PURSUING COURT ACTION REGARDING ANY SUCH CLAIM.

14.       No Waiver. Either party’s failure to enforce any provision of this Agreement shall neither be construed as a waiver of any such provision in any way, nor shall it prevent such party from thereafter enforcing any other provision of this Agreement. The rights granted both parties hereunder are cumulative and shall not constitute a waiver of either party’s right to assert any other legal remedy available to it.

15.       Further Assurances. The Participant agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

16.       THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES OF RESTRICTED STOCK PURSUANT TO SECTION 3 HEREOF IS EARNED ONLY BY THE PARTICIPANT’S CONTINUED SERVICE TO THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED OR ACQUIRING SHARES HEREUNDER). THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE, DIRECTOR, OR CONSULTANT OF THE COMPANY FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH THE PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE PARTICIPANT’S RELATIONSHIP (I) AS AN EMPLOYEE AT ANY TIME, FOR ANY REASON OR NO REASON, WITH OR WITHOUT CAUSE PURSUANT TO THE TERMS OF THE EMPLOYMENT AGREEMENT; (II) AS A CONSULTANT PURSUANT TO THE TERMS OF THE PARTICIPANT’S AGREEMENT WITH THE COMPANY OR AN AFFILIATE; OR (III) AS A DIRECTOR PURSUANT TO THE BYLAWS OF THE COMPANY AND ANY APPLICABLE PROVISIONS OF THE CORPORATE LAW OF THE STATE OR OTHER JURISDICTION IN WHICH THE COMPANY IS DOMICILED, AS THE CASE MAY BE.

By the Participant’s signature, Participant represents that he is familiar with the terms and provisions of, and hereby accepts, this Agreement, subject to all of the terms and provisions hereof. The Participant has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing the Agreement and fully understands all provisions of this Agreement. The Participant further agrees to notify the Company upon any change in the residence indicated below.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Award is granted under and governed by the terms and conditions of this Agreement. You further agree to execute 3 copies of the Assignment Separate From Certificate (with date and number of shares blank) substantially in the form attached hereto as Exhibit A-3, and to deliver the same to the Company, along with such additional documents as the Company may require from time to time, as a condition to the vesting of any Shares.

PARTICIPANT:	COMPANY:

PLAYERS NETWORK

Peter Heumiller	Mark Bradley, Chief Executive Officer
Address:

Date:	Date:

EXHIBIT A-3

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, and pursuant to that certain Notice of Grant and Restricted Stock Award Agreement between Players Network, a Nevada Corporation (“Assignee”) and the undersigned dated ______________, 2011 (“Restricted Stock Award Agreement”), I, Peter Heumiller, hereby assign and transfer unto Assignee _________________________ (________________) shares of the Common Stock of Players Network (the “Shares”) standing in my name of the books of said corporation represented by Certificate No._______ herewith and do hereby irrevocably constitute and appoint ___________________________ as attorney-in-fact to transfer the Shares on the books of said corporation with full power of substitution in the premises.

This Stock Assignment may be used only in accordance with and subject to the terms and conditions of the Restricted Stock Award Agreement, and in connection with the reacquisition of the Shares issued to the undersigned pursuant to the Restricted Stock Award Agreement, and only to the extent that such Shares remain subject to Assignee’s right to automatically reacquire such Shares.

By: __________________________
Peter Heumiller

Date: ______________________

[SIGNATURE PAGE TO STOCK ASSIGNMENT]

EXHIBIT A-4

ELECTION UNDER SECTION 83(b) OF

THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with his or her receipt of the property described below:

1. The name, address, social security number and taxable year of the undersigned are as follows:

NAME:

ADDRESS:

SOCIAL SECURITY NO.:

TAXABLE YEAR:

2. The property with respect to which the election is made is described as follows:              shares (the “Shares”) of the Common Stock of Players Network (the “Company”).

3. The date on which the property was transferred is: September 30, 2011. The taxable year for which the election is made: calendar year 2011.

4. The property is subject to the following restrictions:

The Shares are subject to a time-based vesting schedule. The Shares will be automatically reacquired by the Company, or its assignee, upon occurrence of certain events. This reacquisition right lapses with regard to a portion of the Shares based on the continuous service with the Company by the taxpayer over time. The Shares are also subject to transfer restrictions.

5. The aggregate fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $            .

6. The amount (if any) paid for such property is: $            .

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner of Internal Revenue.

Dated:            , 2011

_________________________________________
(Signature of Taxpayer)
(Print Name)
[SIGNATURE PAGE TO SECTION 83(b) ELECTION]